THE ALGER PORTFOLIOS

Alger SMid Cap Growth Portfolio

Alger Small Cap Growth Portfolio

Supplement dated January 11, 2016 to the

Class I-2 Prospectus dated May 1, 2015

As supplemented to date

Alger SMid Cap Growth Portfolio

The following modifies the information under “Management” on page 20 of the Class I-2 Prospectus:

Jill Greenwald is currently on a temporary medical leave of absence. During Ms. Greenwald’s absence, Daniel C. Chung has primary responsibility for day-to-day management of the Fund’s portfolio.

Alger Small Cap Growth Portfolio

The following modifies the information under “Management” on page 25 of the Class I-2 Prospectus:

Jill Greenwald and Amy Y. Zhang have served as Alger Small Cap Growth Portfolio’s Portfolio Managers since November 2001 and February 2015, respectively. Ms. Greenwald is currently on a temporary medical leave of absence. During Ms. Greenwald’s absence, Daniel C. Chung has assumed Ms. Greenwald’s responsibility for day-to-day management of the Fund’s portfolio.

S-APPI 0116